EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This Amendment No. 4 to Credit Agreement (this “Amendment”) dated as of December 17, 2019 (the “Effective Date”), is among Berry Petroleum Company, LLC, a Delaware limited liability company (the “Borrower”), Berry Petroleum Corporation, a Delaware corporation (the “Parent” and the “Guarantor”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”), and the Lenders (as defined below).
RECITALS

A.    Reference is made to that certain Credit Agreement dated as of July 31, 2017 (as amended by that certain Limited Waiver and Amendment No. 1 to Credit Agreement dated as of November 16, 2017, Amendment No. 2 to Credit Agreement dated as of March 8, 2018, Amendment No. 3 to Credit Agreement dated as November 14, 2018, and as further amended, restated, supplemented, or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”) among the Borrower, the Parent, the Administrative Agent, the Issuing Lender and the financial institutions party thereto as lenders from time to time (the “Lenders”).

B.    Subject to the terms and conditions set forth herein the parties hereto wish to amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Defined Terms. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
Section 2.    Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.
Section 3.    Amendments to Credit Agreement.
(a)    The definition of “Investment Conditions” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Investment Conditions” means, both before and after giving effect to such investment, (a) no Default or Event of Default exists, (b) no Borrowing Base Deficiency exists, (c) Availability, is equal to or greater than, (i) if the Elected Commitments are then in effect, 15% of the then effective Aggregate Elected Commitment Amounts and (ii) if the Elected Commitments are not then in effect, 15% of the then effective Borrowing Base, and (d) the Parent demonstrates a pro forma Leverage Ratio of less than or equal to 2.75 to 1.00 (with Consolidated EBITDAX being calculated based on the financial statements most recently provided and Debt being calculated as of the date of the applicable transaction and after giving effect thereto).
(b)    Section 6.9(b)(i) of the Credit Agreement is hereby amended to amend and restate such subsection in its entirety as follows:
“(i)    the Borrower (and Intermediate Holdco, if applicable) may make Restricted Payments to the Intermediate Holdco and Parent, as the case may be, and the Parent may make Restricted Payments to the holders of its Equity Interests so long as, both before and after giving effect to such Restricted Payment, (A) no Default or Borrowing Base Deficiency exists, (B) Availability, is equal to or greater than (1) if the Elected Commitments are then in effect, 15% of the then effective Aggregate Elected Commitment Amount and (2) if the Elected Commitments are not then in effect, 15% of the then effective Borrowing Base; and (C) the Parent demonstrates a pro forma Leverage Ratio of less than or equal to 2.75 to 1.00 (with Consolidated EBITDAX being calculated based on the financial statements most recently provided and Debt being calculated as of the date of the applicable transaction and after giving effect thereto);”
(c)    Section 6.9(c) of the Credit Agreement is hereby amended to amend and restate such subsection in its entirety as follows:
“(c)    The Borrower shall not, and shall not permit any Credit Party to, prior to the date that is 180 days after the Maturity Date, call, make or offer to make any optional or voluntary Redemption of, or otherwise optionally or voluntarily Redeem (whether in whole or in part), any Specified Additional Debt (other than the payment of regularly scheduled interest owing in respect of such Specified Additional Debt), provided that, the Credit Parties may voluntarily Redeem Specified Additional Debt (i) with cash proceeds from any incurrence of Specified Additional Debt so long as such Redemption occurs substantially contemporaneously with the receipt of such proceeds, (ii) with cash proceeds of an offering of Equity Interests in the Parent, so long as, in the case of this clause (ii), no Default or Borrowing Base Deficiency has occurred and is continuing both before and after giving effect to such Redemption and such Redemption occurs substantially contemporaneously with, and in any event within three (3) Business Days following, the receipt of such proceeds, and (iii) if, both before and after giving effect to such Redemption, (A) no Default exists, (B) no Borrowing Base Deficiency exists, (C) Availability, is equal to or greater than, (1)

if the Elected Commitments are then in effect, 15% of the then effective Aggregate Elected Commitment Amounts and (2) if the Elected Commitments are not then in effect, 15% of the then effective Borrowing Base, and (D) the Parent demonstrates a pro forma Leverage Ratio of less than or equal to 2.75 to 1.00 (with Consolidated EBITDAX being calculated based on the financial statements most recently provided and Debt being calculated as of the date of the applicable transaction and after giving effect thereto);”
Section 4.    Representations and Warranties. Each Credit Party represents and warrants that, as of the date hereof: (a) the representations and warranties of such Credit Party contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on and as of such date, except that any representation and warranty which by its terms is made as of a specified date is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within such Credit Party’s powers and have been duly authorized by all necessary corporate, limited liability company, or partnership action; (d) this Amendment constitutes the legal, valid, and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity; (e) the execution, delivery and performance of this Amendment by such Credit Party do not require any authorization or approval or other action by, or any notice or filing with, any Governmental Authority other than those that have been obtained or provided; and (f) the Liens under the Security Documents are valid and subsisting and secure the obligations under the Credit Documents.
Section 5.    Conditions to Effectiveness. This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:
(a)    The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantor, the Administrative Agent, and the Lenders constituting Majority Lenders.
(b)    The Borrower shall have paid to the Administrative Agent all reasonable out-of-pocket costs and expenses that have been invoiced and are payable pursuant to Section 10.1 of the Credit Agreement.
(c)    The Administrative Agent shall have received such other documents, governmental certificates, agreements, and lien searches as the Administrative Agent or any Lender may reasonably request.

(d)    The representations and warranties in this Amendment shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date, and no Default shall have occurred and be continuing.
Section 6.    Acknowledgments and Agreements.
(a)    Each Credit Party acknowledges that on the date hereof all outstanding Secured Obligations are payable in accordance with their terms and each Credit Party waives any set-off, counterclaim, recoupment, defense, or other right, in each case, existing on the date hereof, with respect to such Secured Obligations. Each party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and each Credit Party acknowledges and agrees that its respective liabilities and obligations under the Credit Agreement, as amended hereby, and the other Credit Documents are not impaired in any respect by this Amendment.
(b)    The Administrative Agent, the Issuing Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender, or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Credit Documents.
(c)    This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.
Section 7.    Reaffirmation of the Guaranty. The Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that the Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all the Guaranteed Obligations (as defined in the Guaranty), and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.
Section 8.    Reaffirmation of Liens. Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create an Acceptable Security Interest to secure the Secured Obligations.
Section 9.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 10.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 11.    Severability. In case one or more of the provisions of this Amendment shall for any reason be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein or in the other Credit Documents shall not be affected or impaired thereby.
Section 12.    Governing Law. This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
Section 13.    Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[SIGNATURES BEGIN ON NEXT PAGE]

EXECUTED to be effective as of the date first above written.

BORROWER:

BERRY PETROLEUM COMPANY, LLC

By:	/s/ Cary Baetz

Name:	Cary Baetz
Title:    Chief Financial Officer

GUARANTOR:

BERRY PETROLEUM CORPORATION

By:	/s/ Cary Baetz
Name:    Cary Baetz

Title:	Chief Financial Officer

[Signature Page to Amendment No. 4]

ADMINISTRATIVE AGENT/ISSUING
LENDER/LENDER:

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Administrative Agent, and a Lender

By:    /s/ Jonathan Herrick
Name:    Jonathan Herrick
Title:    Director

[Signature Page to Amendment No. 4]

LENDERS:

BANK OF MONTREAL, as a Lender

By:    /s/ James V. Ducote
Name:    James V. Ducote
Title:    Managing Director

[Signature Page to Amendment No. 4]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:     /s/ David M. Bornstein
Name: David M. Bornstein
Title:    Senior Vice President

[Signature Page to Amendment No. 4]

ABN AMRO CAPITAL USA LLC,
as a Lender

By:     /s/ Darrell Holley
Name:    Darrell Holley
Title:    Managing Director
By:     /s/ Beth Johnson
Name:    Beth Johnson
Title:    Executive Director

[Signature Page to Amendment No. 4]

BOKF, N.A., as a Lender

By:     /s/ Sonja Borodko
Name:    Sonja Borodko
Title:    Senior Vice President

[Signature Page to Amendment No. 4]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Monica Pantea
Name: Monica Pantea
Title:    Vice President

[Signature Page to Amendment No. 4]

CITIZENS BANK, N.A., as a Lender

By:     /s/ Hernando Garcia
Name:    Hernando Garcia
Title:    Director

[Signature Page to Amendment No. 4]

CATHAY BANK, as a Lender

By:     /s/ Dale T. Wilson
Name:    Dale T. Wilson
Title:    Senior Vice President

[Signature Page to Amendment No. 4]

ING CAPITAL LLC, as a Lender

By:     /s/ Juli Bieser
Name:    Juli Bieser
Title:    Managing Director
By:     /s/ Scott Lamoreaux
Name: Scott Lamoreaux
Title:    Director

[Signature Page to Amendment No. 4]

MORGAN STANLEY BANK, N.A., as a Lender
By:     /s/ John Kuhns
Name:    John Kuhns
Title:    Authorized Signatory

[Signature Page to Amendment No. 4]

UBS AG, STAMFORD BRANCH, as a Lender
By:     /s/ Darlene Arias
Name:    Darlene Arias
Title:    Director
By:     /s/ Houssem Daly
Name: Houssem Daly
Title:    Associate Director

[Signature Page to Amendment No. 4]

BP ENERGY COMPANY, as a Lender
By:     /s/ Mark Galicia
Name:    Mark Galicia
Title:    Attorney in Fact

[Signature Page to Amendment No. 4]

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender
By:     /s/ Jamie Minieri
Name: Jamie Minieri
Title:    Authorized Signatory

[Signature Page to Amendment No. 4]

MACQUARIE BANK LIMITED, as a Lender
By:     /s/ Ben Mossemenear
Name:    Ben Mossemenear
Title:    Division Director
By:     /s/ Kristen Adler
Name:    Kristen Adler
Title:    Associate Director

[Signature Page to Amendment No. 4]

IBERIA BANK, as a Lender
By:     /s/ Blakely Norris
Name:    Blakely Norris
Title:    Vice President

[Signature Page to Amendment No. 4]

ARVEST BANK, as a Lender

By:     /s/ S. Matt Condry
Name:    S. Matt Condry
Title:    VP Commercial Banking

[Signature Page to Amendment No. 4]